                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 25, 2005
                                                --------------------------------

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-121559                  56-193-0085
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
     of incorporation)                                    Identification No.)

214 North Tryon Street, Charlotte, North Carolina                 28255
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    (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code  (704) 386-2400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.        Description
-----------        -----------
   (EX-4)          Pooling and Servicing Agreement, dated March 30, 2005, among
                   Banc of America Funding Corporation, Wells Fargo Bank, N.A.,
                   as a master servicer and securities administrator, Washington
                   Mutual Mortgage Securities Corp, as a master servicer and
                   representing party, and Wachovia Bank, National Association, as trustee.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA FUNDING CORPORATION

April 25, 2005

                                             By:    /s/ Scott Evans
                                                 -------------------------------
                                             Name:  Scott Evans
                                             Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

  (EX-4)        Pooling and Servicing Agreement,                        E
                dated March 30, 2005 among Banc of America
                Funding Corporation, Wells Fargo Bank, N.A., as
                a master servicer and securities administrator,
                Washington Mutual Mortgage Securities Corp., as
                a master servicer and representing party, and
                Wachovia Bank, National Association, as trustee.

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